Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of MPLC, Inc. (the "Company") for the fiscal year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay A. Wolf, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Jay A. Wolf
    ------------------------------------
    Name: Jay A. Wolf
    Chief Financial Officer
    Date: November 7, 2006


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